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                                                                    Exhibit 23.1

                      CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-00699) and in the Registration Statement on Form S-8 (No. 33-80682) of Atrix International, Inc. of our report dated July 31, 1997 appearing on page 8 of the Annual Report to Shareholders which is incorporated in this Annual Report on Form 10-KSB.

/s/ Price Waterhouse LLP
Minneapolis, Minnesota
September 22, 1997